UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2014

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

150 East 42nd Street

New York, New York 10017

Phone: (212) 370-1300

Fax: (646) 895-7182

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities.

This Form 8-K/A amends and restates the information set forth in the Form 8-K filed on June 4, 2014 to correct the date on which Mr. Wu advanced the funds.

On June 2, 2014, Mr. Jianhua Wu, chairman of the board and chief executive officer of the Company, and his wife, Ms. Lihua Tang, purchased a total of 290,984 shares of common stock at a purchase price of $5.58 pursuant to a stock purchase agreement dated June 2, 2014. The purchase price for the shares was ¥10,000,000, which is the equivalent of $1,623,693. Mr. Wu, on his own behalf and on behalf of Ms. Tang, had previously advanced to the Company ¥10,000,000 on May 29, 2014. The proceeds of the sale were advanced to Wuxi Huayang Dyeing Machinery Co., Ltd., a variable interest entity whose financial statements are consolidated with those of the Company, for the purpose of funding the expansion of the Company’s dyeing machine business in anticipation of increased business from that business line.

The purchase price per share was the highest closing price per share during the period from the date of Mr. Wu advised the board of his proposal to advance the funds, which was May 2, 2014, until June 2, 2014, when the Company’s independent directors approved the terms of the stock sale.

The shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant Regulation S of the Securities and Exchange Commission thereunder. No brokers or other fees were paid in connection with the stock sale.

Item 7.01 Regulation FD Disclosure.

On June 4, 2014, the Company issued a press release announcing the sale of stock to Mr. Wu and Ms. Tang. A copy of the press release is included as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Stock purchase agreement dated June 2, 2014 between the Company and Mr. Jianhua Wu and Ms. Lihua Tang.*
99.2	Press release dated June 4, 2014*

*  Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2014	Cleantech Solutions International, Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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